Exhibit 99.1

JOSLIN, LESSER & ASSOCIATES, INC.

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2014

JOSLIN, LESSER & ASSOCIATES, INC.

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2014

INDEPENDENT ACCOUNTANTS’ AUDIT REPORT

To the Stockholders

Joslin, Lesser & Associates, Inc.

We have audited the accompanying financial statements of Joslin, Lesser & Associates, Inc., which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of income and retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing and maintaining internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on the results of our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Joslin, Lesser & Associates, Inc. as of December 31, 2014 and 2013 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Gray, Gray & Gray, LLP

GRAY, GRAY & GRAY, LLP

Canton, MA

April 10, 2015

JOSLIN, LESSER & ASSOCIATES, INC.

BALANCE SHEETS

ASSETS

	December 31,
	2014	2013

CURRENT ASSETS
Cash	$899,433	$506,833
Accounts receivable	411,450	293,614
Unbilled work in process	707,602	729,318
Prepaid expenses	78,784	124,662
Investments	610,906	556,138

TOTAL CURRENT ASSETS	2,708,175	2,210,565

PROPERTY AND EQUIPMENT, NET	35,879	47,433

OTHER ASSETS
Deposits	7,500	7,500

TOTAL ASSETS	$2,751,554	$2,265,498

JOSLIN, LESSER & ASSOCIATES, INC.

BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS' EQUITY

	December 31,
	2014	2013

CURRENT LIABILITIES
Accrued expenses	$173,528	$232,225
Accrued state taxes	8,791	-
Deferred state income taxes	20,686	17,339

TOTAL CURRENT LIABILITIES	203,005	249,564

STOCKHOLDERS' EQUITY
Common stock, no par value:
Authorized, issued and outstanding, 100 shares	2,000	2,000
Retained earnings	2,546,549	2,013,934

TOTAL STOCKHOLDERS' EQUITY	2,548,549	2,015,934

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,751,554	$2,265,498

JOSLIN, LESSER & ASSOCIATES, INC.

STATEMENTS OF INCOME AND RETAINED EARNINGS

	Years Ended December 31,
	2014	2013

GROSS REVENUES	$8,886,598	$8,667,730

DIRECT COSTS
Salaries and wages	3,162,683	3,120,339
Sub-consultant services	580,249	455,452
Other direct costs	38,635	67,818

TOTAL DIRECT COSTS	3,781,567	3,643,609

GROSS PROFIT	5,105,031	5,024,121

OPERATING EXPENSES:
Salaries and wages, payroll taxes and benefits	606,778	836,369
General and administrative	553,939	540,516
Facilities and facilities related	124,951	117,269
Depreciation and amortization	19,255	23,549

TOTAL OPERATING EXPENSES	1,304,923	1,517,703

INCOME FROM OPERATIONS	3,800,108	3,506,418

OTHER INCOME
Realized gains on investments, net	27,592	18,479
Unrealized gains on investments, net	18,351	95,934
Dividend income	8,824	9,760

TOTAL OTHER INCOME	54,767	124,173

NET INCOME BEFORE PROVISION FOR STATE INCOME TAXES	3,854,875	3,630,591

PROVISION FOR STATE INCOME TAXES
Current	68,913	41,180
Deferred	3,347	17,339

TOTAL PROVISION FOR STATE INCOME TAXES	72,260	58,519

NET INCOME	3,782,615	3,572,072

RETAINED EARNINGS AT BEGINNING OF YEAR	2,013,934	1,416,862

DISTRIBUTIONS TO STOCKHOLDERS	(3,250,000)	(2,975,000)

RETAINED EARNINGS AT END OF YEAR	$2,546,549	$2,013,934

JOSLIN, LESSER & ASSOCIATES, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,782,615	$3,572,072
Adjustments to reconcile net income to net cash
provided by operating activities:
Realized gains on investments	(27,592)	(18,479)
Unrealized gains on investments	(18,351)	(95,934)
Reinvested dividend income	(8,824)	(9,760)
Depreciation and amortization	19,255	23,549
Deferred state income taxes	3,347	17,339
(Increase) decrease in assets:
Accounts receivable	(117,836)	133,072
Unbilled work in process	21,716	(208,574)
Prepaid expenses	45,878	(129,498)
(Decrease) increase in liabilities:
Accrued expenses	(58,697)	28,186
Accrued state income taxes	8,791	(44,813)
Accounts payable	-	(98,539)

NET CASH PROVIDED BY OPERATING ACTIVITIES	3,650,302	3,168,621

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(7,702)	(17,755)

NET CASH (USED) BY INVESTING ACTIVITIES	(7,702)	(17,755)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to stockholders	(3,250,000)	(2,975,000)

NET CASH (USED) BY FINANCING ACTIVITIES	(3,250,000)	(2,975,000)

NET INCREASE IN CASH	392,600	175,866

CASH AT BEGINNING OF YEAR	506,833	330,967

CASH AT END OF YEAR	$899,433	$506,833

SUPPLEMENTAL CASH FLOW DISCLOSURES
Income taxes paid	$13,882	$152,919

JOSLIN, LESSER & ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 1 – BUSINESS

Principal Business Activity – Joslin, Lesser & Associates, Inc. (“the Company”) is a project management firm that was established in 1983. The Company acts as both an agent and a consultant through the phases of planning, design, construction, procurement, and final occupancy of public and private facilities. The Company’s clients include state agencies and local school districts. The Company’s clients and projects are located throughout Massachusetts. The Company’s corporate headquarters are located in Massachusetts. Revenues are derived from billings for services, and other reimbursable expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates – The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents – Cash and cash equivalents include highly liquid investments purchased with an initial maturity of three months or less. The Company maintains cash in amounts which at times may exceed the federally insured limit of $250,000. The Company has not experienced any losses in such accounts.

Investments in Marketable Securities – Investments in certain debt and equity securities are classified based on the Company’s intent and ability to hold such securities. The classifications of the securities as “trading”, “available for sale”, and expected to be “held to maturity” are determined at the time of the investments and are reassessed during the period in which the securities are held. Dividends and interest income is accounted for on the accrual basis.

Fair Value – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. In order to measure fair value, the Company uses a fair value hierarchy for valuation inputs which give the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.

The fair value hierarchy is as follows:

Level 1 –	inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that management has the ability to access.

Level 2 –	inputs utilize data points that are observable such as quoted prices, interest rates and yield curves.

Level 3 –	inputs are unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Revenue Recognition – Revenue for services is recognized as services are rendered based on anticipated billable amounts as direct costs are incurred.  On fixed-price contracts, revenue is recognized on the proportional performance method.  Under this method, the proportional revenue and profit anticipated from the contract is recognized based on direct labor hours and expenses incurred. The Company also recognizes revenue for contracts based on the time and materials method. Unbilled work in process on these contracts represents revenues earned in a month that will be billed in the subsequent month.

Accounts Receivable – Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company maintains an allowance for potentially uncollectible contract and retainage receivables based upon its assessment of the collectability of accounts receivables, which considers historical write-off experience and any specific risks identified in customer collection matters. The Company has no allowance for doubtful accounts as of December 31, 2014 and 2013.

JOSLIN, LESSER & ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of Credit Risk – Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable and direct costs and estimated earnings in excess of billings.

Concentrations of credit risk with respect to trade receivables are high due to the low number of customers comprising the Company's customer base. At December 31, 2014 and 2013 there was one customer that made up 47% and 60% of total sales, respectively. As of December 31, 2014, the Company had five customers representing 85% of the total accounts receivable. As of December 31, 2013, the Company had six customers representing 88% of the total accounts receivable. At December 31, 2014 and 2013 there was one customer that made up 36% and 55% of unbilled work in process, respectively.

Property and Equipment – Property and equipment are stated at cost, less accumulated depreciation and amortization. Expenditures for routine repairs and maintenance are charged to operations as incurred, while those which significantly improve or extend the lives of existing assets are capitalized. Depreciation and amortization are computed using the straight-line method over the estimated useful lives/lease term of the related assets.

Income Taxes – The Company has elected to be treated as an S Corporation for federal and state income tax purposes.  All taxable income or loss and tax credits generally are reflected in the personal income tax returns of the stockholders.  In Massachusetts, qualified S Corporations with annual gross receipts in excess of $6,000,000 are subject to a corporate level tax in addition to the income being included on the stockholders’ individual tax returns.

State income taxes are accounted for in accordance with the liability method whereby deferred tax assets or liabilities are computed based on the temporary differences between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate. These differences are classified as current or non-current based upon the classification of the related asset or liability. Deferred state income tax provisions or benefits are based on the change in the deferred tax assets and liabilities from period to period. If needed, a valuation allowance is recorded for deferred taxes where it appears more likely than not that the Company will not be able to recover the deferred state income tax asset. The deferred state income tax liability reported on the accompanying balance sheets results from the use of the cash basis method of accounting for income tax reporting purposes.

The Company is required to recognize the financial statement impact of a tax position when it is more like-than-not that the position will be sustained upon examination. Any interest and penalties recognized associated with a tax position would be classified as a component of income tax expense.

Currently, the 2011, 2012, and 2013 tax years are open and subject to examination by the Internal Revenue Service and Massachusetts Department of Revenue. However, the Company is not currently under audit nor has it been contacted by these jurisdictions.

NOTE 3 – INVESTMENTS IN TRADING SECURITIES

As of December 31, 2014 and 2013, the Company maintains investments in trading securities, which are classified as trading, and consist of mutual funds. The cost of these investments amounted to $441,771 and $405,354 as December 31, 2014 and 2013, respectively. The fair value of these investments amounted to $610,906 and $556,138 respectively. For the years ended December 31, 2014 and 2013, the Company recognized net unrealized gains in the amount of $18,351 and $95,934, respectively.

Assets measured at fair value on a recurring basis at December 31, 2014 and 2013 include investments in marketable equity and debt securities. Fair value measurements are based on quoted market prices in active markets, which are considered to be Level 1 inputs in the fair value hierarchy.

JOSLIN, LESSER & ASSOCIATES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of December 31:

	2014	2013	Estimated Useful Lives/Lease Term

Furniture, fixtures, and equipment	$114,971	$107,270	5 Years
Leasehold improvements	63,735	63,735	5 Years
Vehicles	30,592	30,592	5 Years

	209,298	201,597
Less accumulated depreciation	(173,419)	(154,164)

	$35,879	$47,433

Depreciation for the years ended December 31, 2014 and 2013 totaled $19,255 and $23,549, respectively.

NOTE 5 – LEASE COMMITMENTS

The Company is party to a non-cancelable lease agreement for office space in Watertown, Massachusetts, expiring on March 31, 2016. The Company is obligated to make fixed monthly rental payments in the amount of $7,642 plus certain operating costs. During the years ended December 31, 2014 and 2013, lease expense incurred under this and other agreements amounted to $124,951 and $117,269, respectively.

The Company subsequently extended the lease for one year beginning on April 1, 2015, and expiring on March 31, 2016. The Company is obligated to make fixed monthly rental payments in the amount of $8,006 plus certain operating costs.

Future minimum base rent for 2015 and 2016 will amount to $94,980 and $24,018, respectively.

NOTE 6 – PROFIT SHARING PLAN

The Company has a 401(k) plan for employees who meet certain eligibility requirements. Under the Plan, participants may make voluntary contributions of their pre-tax gross wages up to certain limits. The Company may, at its sole discretion, make contributions to the Plan. For the years ended December 31, 2014 and 2013 the Company did not make any matching or profit sharing contributions to the 401(k) plan.

NOTE 7 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through April 10, 2015, the date which the financial statements were available to be issued.

Subsequent to year end, the Company was acquired by NV5 Holdings, Inc., a publicly traded company.